Exhibit 99.(17)

To authorize a proxy by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to www.proxyvote.com
3) Follow the instructions provided on the website.

To authorize a proxy by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call [•]
3) Follow the instructions.

To authorize a proxy by Mail

1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO AUTHORIZE A PROXY BY MAIL, PLEASE DETACH PROXY CARD HERE

SPECIAL MEETING OF STOCKHOLDERS of:

Ares Multi-Strategy Credit Fund, Inc. (the “Fund”) to

be held on [•], 2015

This proxy is solicited on behalf of the Board of Directors

The undersigned stockholder of the Fund hereby acknowledges receipt of the Fund’s proxy materials dated [•], 2015 and the Notice of the Special Meeting of Stockholders of the Fund, the terms of each of which are incorporated herein by reference, and hereby appoints Daniel Nguyen, Daniel Hall and Brett Byrd, and each of them, as attorneys, agents and proxies with full power of substitution and revocation to attend the special meeting of stockholders of the Fund scheduled to be held on [•], 2015, at [•], local time, at the offices of Ares Capital Management II LLC, 2000 Avenue of the Stars, 12th Floor, Los Angeles, California 90067, including any adjournments or postponements thereof and at any meeting called in lieu thereof (the “Special Meeting”), to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Special Meeting and otherwise to represent the undersigned at the Special Meeting with all powers possessed by the undersigned if personally present at the Special Meeting.

The undersigned hereby revokes any other proxy or proxies heretofore given with respect to the Special Meeting and hereby ratifies and confirms all action the herein named attorneys, agents and proxies, their substitutes, or any of them may lawfully take by virtue hereof.

If this proxy is properly executed, the votes entitled to be cast by the undersigned will be cast as directed on the reverse side. If this proxy is properly executed but no direction is made, the votes entitled to be cast by the undersigned will be cast FOR the proposal. The votes entitled to be cast by the undersigned will be cast in the discretion of the herein named attorneys, agents and proxies or their substitutes with respect to any other matters as may properly come before the Special Meeting.

UNLESS OTHERWISE SPECIFIED IN THE SQUARES OR SPACES PROVIDED IN THIS PROXY THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” THE PROPOSAL.

This Proxy will be valid until the sooner of one year from the date indicated on the reverse side and the completion of the Special Meeting.

IMPORTANT: PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY!

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

SEE REVERSE SIDE	SEE REVERSE SIDE

TO AUTHORIZE A PROXY BY MAIL, PLEASE DETACH PROXY CARD HERE

Please mark boxes below [X] in blue or black ink.

The Board of Directors of the Fund RECOMMENDS A VOTE “FOR” THE PROPOSAL

Proposal 1

1.

To approve the reorganization of the Fund into Ares Dynamic Credit Allocation Fund, Inc. (“ARDC”) pursuant to the Agreement and Plan of Reorganization between the Fund and ARDC, including the transfer of all of the assets of the Fund to ARDC, the deregistration of the Fund as an investment company pursuant to the Investment Company Act of 1940 and the dissolution of the Fund under Maryland law.

FOR ☐ AGAINST ☐ ABSTAIN ☐

The persons named in this form of proxy card intend, in the absence of contrary instructions, to cast all votes entitled to be cast by the undersigned “FOR” Proposal 1.

Dated:

Signature

Signature, if held jointly

Title*

IF YOUR SHARES ARE HELD JOINTLY, EACH OF YOU SHOULD SIGN. *IF YOU ARE AN EXECUTOR, ADMINISTRATOR, TRUSTEE, CORPORATE OFFICER, ETC., YOU SHOULD INDICATE THE CAPACITY IN WHICH YOU ARE SIGNING. PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD USING THE ENCLOSED ENVELOPE.

To authorize a proxy by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to www.proxyvote.com
3) Follow the instructions provided on the website.

To authorize a proxy by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call [•]
3) Follow the instructions.

To authorize a proxy by Mail

1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO AUTHORIZE A PROXY BY MAIL, PLEASE DETACH PROXY CARD HERE

SPECIAL MEETING OF STOCKHOLDERS of:

Ares Dynamic Credit Allocation Fund, Inc. (the “Fund”) to

be held on [•], 2015

This proxy is solicited on behalf of the Board of Directors

The undersigned stockholder of the Fund hereby acknowledges receipt of the Fund’s proxy materials dated [•], 2015 and the Notice of the Special Meeting of Stockholders of the Fund, the terms of each of which are incorporated herein by reference, and hereby appoints Daniel Nguyen, Daniel Hall and Brett Byrd, and each of them, as attorneys, agents and proxies with full power of substitution and revocation to attend the special meeting of stockholders of the Fund scheduled to be held on [•], 2015, at [•], local time, at the offices of Ares Capital Management II LLC, 2000 Avenue of the Stars, 12th Floor, Los Angeles, California 90067, including any adjournments or postponements thereof and at any meeting called in lieu thereof (the “Special Meeting”), to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Special Meeting and otherwise to represent the undersigned at the Special Meeting with all powers possessed by the undersigned if personally present at the Special Meeting.

The undersigned hereby revokes any other proxy or proxies heretofore given with respect to the Special Meeting and hereby ratifies and confirms all action the herein named attorneys, agents and proxies, their substitutes, or any of them may lawfully take by virtue hereof.

If this proxy is properly executed, the votes entitled to be cast by the undersigned will be cast as directed on the reverse side. If this proxy is properly executed but no direction is made, the votes entitled to be cast by the undersigned will be cast FOR each proposal. The votes entitled to be cast by the undersigned will be cast in the discretion of the herein named attorneys, agents and proxies or their substitutes with respect to any other matters as may properly come before the Special Meeting.

UNLESS OTHERWISE SPECIFIED IN THE SQUARES OR SPACES PROVIDED IN THIS PROXY THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” EACH PROPOSAL.

This Proxy will be valid until the sooner of one year from the date indicated on the reverse side and the completion of the Special Meeting.

IMPORTANT: PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY!

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

SEE REVERSE SIDE	SEE REVERSE SIDE

TO AUTHORIZE A PROXY BY MAIL, PLEASE DETACH PROXY CARD HERE

Please mark boxes below [X] in blue or black ink.

The Board of Directors of the Fund RECOMMENDS A VOTE “FOR” EACH PROPOSAL

Proposals 2(A), 2(B) and 2(C)

2(A).

To approve the issuance of additional shares of common stock of the Fund in connection with the transfer of all of the assets of Ares Multi-Strategy Credit Fund, Inc. (“ARMF”) to the Fund in exchange for the assumption by the Fund of the stated liabilities of ARMF and shares of common stock of the Fund.

FOR ☐ AGAINST ☐ ABSTAIN ☐

2(B).

To approve a change to the Fund’s Fundamental Investment Restriction number 5, relating to the Fund’s making of loans, and to approve a change to the Fund’s Fundamental Investment Restriction number 6, relating to the Fund’s concentration policy.

FOR ☐ AGAINST ☐ ABSTAIN ☐

2(C)

To approve a change to the Fund’s investment policy such that, under normal market conditions, at least 80% of its Managed Assets (as defined in the Joint Proxy Statement/Prospectus) will be invested in debt instruments, including (i) senior secured loans made to companies whose debt is rated below investment grade, (ii) corporate bonds that are expected to be primarily high yield issues rated below investment grade, (iii) other fixed-income instruments of a similar nature that may be represented by derivatives, and (iv) debt securities issued by entities commonly referred to as collateralized loan obligations.

FOR ☐ AGAINST ☐ ABSTAIN ☐

The persons named in this form of proxy card intend, in the absence of contrary instructions, to cast all votes entitled to be cast by the undersigned “FOR” Proposals 2(A), 2(B) and 2(C).

Dated:

Signature

Signature, if held jointly

Title*

IF YOUR SHARES ARE HELD JOINTLY, EACH OF YOU SHOULD SIGN. *IF YOU ARE AN EXECUTOR, ADMINISTRATOR, TRUSTEE, CORPORATE OFFICER, ETC., YOU SHOULD INDICATE THE CAPACITY IN WHICH YOU ARE SIGNING. PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD USING THE ENCLOSED ENVELOPE.